ESCROW AGREEMENT

         This Agreement is made as of this 28th day of January, 1998 by and among Faye A. Florence, Leonard Florence and E. Merle Randolph, Trustees of 175 Amlegion Realty Trust (the "Seller"), The Claremont Company, Inc., a ____________ corporation ("Buyer") and Hutchins, Wheeler & Dittmar, A Professional Corporation ("Escrow Agreement")

         Reference is hereby made to that certain Purchase and Sale Agreement ("Sales Agreement") of an even date herewith by and between Seller and Buyer.

         WHEREAS, pursuant to the terms and provisions of the Sales Agreement, Escrow Agent is to hold, in escrow, a deposit made by Buyer in the amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00), the parties hereto agree as follows:

            1. All deposits made hereunder (together with interest thereon, the "Deposit") shall be held and controlled, as specified in this Agreement, by the Escrow Agent.

            2. It is understood and agreed that, the Escrow Agent shall promptly, when collected by it, place the Deposit in an interest-bearing account at a federally insured bank, trust company or institutional depositary in Boston, Massachusetts.

            3. The Escrow Agent will have no responsibility to maximize such interest, but only to place the Deposit in an account as provided for herein promptly upon collection thereof by the Escrow Agent. The Escrow Agent will not be liable for any failure of the institution in which the Deposit is being held.

            4. The Deposit shall be held and delivered by Escrow Agent in accordance with Section 3 of the Sales Agreement.

            5. In the event of any dispute relating to the right of possession or the disposition of the Deposit, the Escrow Agent will retain dominion and control over the same until such dispute shall have been settled by mutual agreement of Buyer and Seller with notice thereof to Escrow Agent, whereupon the Deposit will be paid over in accordance with such mutual agreement of the parties; or, if such dispute is taken to a court of competent jurisdiction, the Deposit will be paid over into the custody of such court or otherwise paid over in accordance with the final order, decree or judgment of such court.

            6. It is contemplated that the Escrow Agent will not incur any cost or expense in the performance of its duties hereunder; and, in the event of a dispute, Escrow Agent shall be reimbursed for its reasonable out-of-pocket costs and expenses incurred in connection with such dispute and the settlement thereof, such reimbursement to be made between Buyer and Seller as they may mutually agree incident to the settlement of such dispute; or, if such dispute shall be resolved by a final order, decree or judgment by a court as aforesaid, such reimbursement shall be made by the unsuccessful party in such proceeding. In no event shall Escrow Agent be under any duty to institute or defend any such proceeding nor shall Escrow Agent be required under any


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circumstances to take any action requested by Seller or Buyer until indemnified to Escrow Agent's reasonable satisfaction by the party or parties requesting such action. Escrow Agent shall not be liable to any party except for actions constituting gross negligence and wilful misconduct or failure to comply.

            7. The duties of the Escrow Agent shall be determined solely by the express provisions of this Agreement and are purely ministerial in nature. If there is any dispute between the parties hereto as to whether or not the Escrow Agent is obligation to disburse or release the funds held under and pursuant to this Agreement, the Escrow Agent shall not be obligated to make such disbursement or delivery, but in such event shall hold the funds until receipt by the Escrow Agent of an authorization in writing signed by all persons having an interest in said dispute, directing the disposition of the funds, or in the absence of such authorization, the Escrow Agent shall hold the funds until a final determination of the rights of the parties in an appropriate proceeding. If such written authorization is not given, or proceedings for such determination are not begun and diligently continued, the Escrow Agent may, but is not required to, retain counsel and bring an appropriate action or proceeding for leave to deposit the funds pending such determination. The Escrow Agent shall be reimbursed for all costs and expenses incurred by it in connection with such action or proceeding, including reasonable attorneys' fees and disbursements, by the parties hereto. Upon delivery of the funds as provided herein, the Escrow Agent shall have no further liability hereunder. If threatened with litigation, the Escrow Agent is hereby authorized by the undersigned to interplead all interested parties in any court of competent jurisdiction and to deposit the funds with the clerk of the court, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility under this Agreement.

            8. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind unless caused by its willful misconduct (including failure to follow instructions or gross negligence. Parties hereto each release the Escrow Agent from liability for any act done or omitted to be done by the Escrow Agent in good faith in the performance of its obligations and duties hereunder except to the extent constituting gross negligence, willful misconduct or breach of this Agreement. The Escrow Agent shall be entitled to rely on any instrument or signature believed by it to be genuine and may assume that any person purporting to give any writing, notice, or instruction in connection with this Agreement is duly authorized to do so by the party on whose behalf such writing, notice, or instruction is given.

            9. The undersigned hereby jointly and severally indemnify the Escrow Agent for and hold it harmless against any loss, liability, or expense incurred without negligence or bad faith on the part of the Escrow Agent arising out of or in connection with the acceptance of or the performance of its duties under this Agreement, as well as the costs and expenses, including reasonable attorneys' fees and disbursements, of defending against any claim or liability arising under this Agreement except to the extent constituting gross negligence, willful misconduct or breach of this Agreement.

            10. The parties hereby acknowledge and agree that Federal Deposit Insurance for the Escrow Funds, if any, is limited to a cumulative maximum amount of $100,000.00 for each individual depositor for all of the depositor's accounts at the same or related institution. The parties further hereby acknowledge and agree that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit, are not covered at all by Federal Deposit Insurance. The parties acknowledge and agree that the Escrow Agent shall have no obligation or liability with respect to insuring the Escrow Funds or with respect to the solvency of the depository institution, or otherwise with respect to the appropriateness of the depository institution for purposes of the deposit(s) contemplated hereby. Further, the parties understand the Escrow Agent assumes no responsibility for, nor will we hold same liable for, any loss occurring which arises from the fact that (a) the amount of the account or accounts contemplated hereby may cause the aggregate amount of any individual depositor's account or accounts to exceed $100,000.00, (b) that this excess amount is not insured by the Federal Deposit Insurance Corporation, or (c) that Federal Deposit Insurance is not available on certain types of bank instruments.

            11. It is acknowledged that Escrow Agent is counsel for the Seller and Buyer agrees that Escrow Agent may continue to act as such counsel, notwithstanding its role as Escrow Agent, even in the event of a dispute relating to the Sales Agreement between Buyer and Seller.

Executed as a sealed instrument as of the date first set forth above.

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                                                SELLER:

BUYER:                                          175 AMLEGION REALTY TRUST

THE CLAREMONT COMPANY, INC.
                                                By:  /s/ Faye A. Florence
                                                     ___________________________
                                                     Faye A. Florence, Trustees
By: /s/ Steven R. Bodi                               and not individually
    ______________________________
    Vice President
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                                                By:  /s/ Leonard Florence
                                                     ___________________________
                                                     Leonard Florence, Trustee
HUTCHINS, WHEELER & DITTMAR,                         and not individually
A Professional Corporation
                                                By:  /s/ E. Merle Randolph
                                                     ___________________________
                                                     E. Merle Randolph, Trustee
By: /s/ Craig M. Tateronis                           and not individually
    ______________________________

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265957-1
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